                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of International Flavors & Fragrances Inc. (the "Company")
made pursuant to the Prospectus, dated      , 2001 (the "Prospectus"), if
certificates for the outstanding 6.45% Senior Notes due 2006 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Bank One Trust Company, N.A., as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

           DELIVERY TO: BANK ONE TRUST COMPANY, N.A., EXCHANGE AGENT

       By Hand Before 4:30 p.m.:      By Hand or Overnight Delivery after   By Registered or Certified Mail:
     Bank One Trust Company, N.A.      4:30 p.m. on the Expiration Date:      Bank One Trust Company, N.A.
  One North State Street, 9th Floor       Bank One Trust Company, N.A.      One North State Street, 9th Floor
            Chicago, IL 60602          One North State Street, 9th Floor            Chicago, IL 60602
           Attention: Exchanges                Chicago, IL 60602                   Attention: Exchanges
                                              Attention: Exchanges
                                             For Information Call:
                                                 (800) 524-9472

                                           By Facsimile Transmission
                                       (for Eligible Institutions only):
                                                (312) 407-8853
                                              Attention: Exchanges
                                             Confirm by Telephone:
                                                (800) 524-9472

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:(1)

$
--------------------------------------------
Certificate Nos. (if available):

If Original Notes will be delivered by
book-entry transfer to The Depository Trust
Company, provide account number.

--------------------------------------------
Total Principal Amount Represented by
Original Notes Certificate(s):

$
--------------------------------------------

Account Number
              ------------------------------

--------
(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                               PLEASE SIGN HERE

------------------------------------    ------------------------------------
Principal Amount at Maturity of                     Please Sign Here
Old Notes Tendered:*                    X
                    ----------------    ------------------------------------
Certificate Nos. (if available):
                                        X
------------------------------------    ------------------------------------
                                        Signature(s) of Owner(s) or
If Old Notes will be delivered by       Authorized
book-entry transfer to the
Depository Trust Company, provide       Signatory
account number.
                                        Date
------------------------------------        --------------------------------

Total Principal Amount at Maturity      Area Code and Telephone Number:
Represented by Old Notes
Certificate(s):                         ------------------------------------

$                                       Please Print Name(s) and Address(es)
 -----------------------------------
                                        Name(s):
Account Number                                  ----------------------------
              ----------------------
                                        ------------------------------------
Must be in denominations of
principal amount at maturity of         ------------------------------------
$1,000 and any integral multiple
thereof.                                Capacity:
------------------------------------             ---------------------------

                                        ------------------------------------

                                        Address(es):
                                                    ------------------------

                                        ------------------------------------
                                        ------------------------------------

X
  -------------------------------------   --------------------------------------
X
  -------------------------------------   --------------------------------------
  Signature(s) of Owner(s) or             Date
  Authorized Signatory

Area Code and Telephone Number:
                               --------------------

Please Print Name(s) and Address(es)

Name(s):
        -------------------------------------------

        -------------------------------------------

        -------------------------------------------

Capacity:
         ------------------------------------------

Address(es):
            ---------------------------------------

            ---------------------------------------

            ---------------------------------------

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


--------------------------------             --------------------------------
          Name of Firm                              Authorized Signature

--------------------------------             --------------------------------
             Address                                      Title

--------------------------------             Name
            Zip Code                              ---------------------------
                                                     (Please Type of Print)
--------------------------------             Dated:
     Area Code and Tel. No.                        --------------------------

NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.